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                         FIRST EAGLE SOGEN FUNDS, INC.

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED OCTOBER 1, 2002
                       TO PROSPECTUS DATED MARCH 1, 2002

Effective January 1, 2003, the description of the redemption fee on page 34 of First Eagle SoGen Funds' Prospectus previously applied to shares sold or exchanged within 60 days of the original investment will apply to shares sold or exchanged within 90 days of the original investment.

First Eagle SoGen Funds seek shareholders that are long-term investors and thus are not designed for short-term traders whose frequent subscriptions and redemptions can generate substantial purchases and sales of portfolio investments that can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of portfolio securities held by the Fund at the worst possible time as far as long-term investors are concerned. These short-term transactions affect all shareholders by increasing transaction costs. Your Board of Directors, in consultation with your portfolio managers, has determined that it is in the best interests of each of the First Eagle SoGen Funds to make a change in its policy regarding the minimum 'holding period' required to avoid the imposition of a redemption fee on the sale or exchange of Fund shares. This change involves an extension of the holding period from 60 days from the date of the original investment to 90 days, effective January 1, 2003. The amount of the redemption fee, 2% of the amount redeemed or exchanged, remains unchanged.

The information above supplements, and to the extent contradictory replaces, the information contained in the Prospectus, including but not limited to, information contained in the section entitled 'Redemption Fee.'

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The following language should be inserted on page 23 of the Prospectus as the last paragraph under the heading 'Public Offering Price of Class A Shares':

   You may qualify for a waiver of the front-end sales charge if you purchase Class A shares of a Fund with the proceeds from a redemption of Class A shares of another 'load' mutual fund made within 60 days of the purchase. You will need to inform us of this at the time that the order for the purchase is placed and provide a copy of your prior account statement showing the redemption. Ask your investment professional for more information.

The information above supplements, and to the extent inconsistent therewith, replaces, the information contained in the Prospectus,






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including but not limited to information contained in the section entitled
'Public Offering Price of Class A Shares.'

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FIRST EAGLE SOGEN GOLD FUND

Precious Metals-Related Investments: Your Board of Directors, in consultation with your portfolio managers, has determined that it is in the best interests of the First Eagle SoGen Gold Fund ('Gold Fund') that it be allowed greater flexibility in pursuing precious metal-related investment opportunities. Previously, the Gold Fund was limited to investments in precious metal finance and operating companies, but could not invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ('futures contracts'). The Board of Directors has determined to permit these additional precious metal related investments, and it is anticipated that your portfolio managers will promptly expand their investment activities in these areas.

Although the risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, which are already described in the Fund's Prospectus, there are additional considerations related to such direct precious metal investments, including additional custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences. Investing in futures contracts and similar 'derivative' instruments also carries additional risks, in that these types of instruments (i) are often more volatile than direct investments in the commodity underlying them (e.g., gold), because they commonly involve significant 'built in' leverage, and (ii) are subject to the risk of default by the counterparty to the contract. Holding gold in book account may also involve risks of the credit of the party holding the gold. Even if holding gold does not involve the risk of the credit of the counterparty or entity holding the gold, it will involve the risk of delays in the Gold Fund obtaining the assets involved in the case of bankruptcy or insolvency of the custodian and therefore impair their potential disposition. Your Board of Directors has considered both the risks and the benefits of these types of investments in determining their appropriateness with respect to the Gold Fund.

The information above regarding precious metal-related investments by the Gold Fund supplements, and to the extent inconsistent therewith, replaces, the information contained in the Fund's Prospectus, including but not limited to information contained in the sections entitled 'Related Investment Strategies' and 'Principal Investment Risks.'